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                                                             Exhibit 99(h)(1)(b)

                                   SCHEDULE B
                         TO THE ADMINISTRATION AGREEMENT
                        (AMENDED AS OF OCTOBER 31, 2005)

CATEGORY 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex(1) plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

CURRENT NAME                                                PRIOR NAME
------------------------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral Fund                  N/A
JPMorgan Arizona Municipal Bond Fund                        One Group Arizona Municipal Bond Fund
JPMorgan Asia Equity Fund                                   JPMorgan Fleming Asia Equity Fund
JPMorgan Bond Fund                                          JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                      JPMorgan California Bond Fund
JPMorgan Capital Growth Fund                                JPMorgan Capital Growth Fund
JPMorgan Core Bond Fund                                     One Group Bond Fund
JPMorgan Core Plus Bond Fund                                One Group Income Bond Fund
JPMorgan Disciplined Equity Fund                            JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                   JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund                              One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Diversified Mid Cap Growth Fund                    One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                     One Group Mid Cap Value Fund
JPMorgan Dynamic Small Cap Fund                             JPMorgan Dynamic Small Cap Fund
JPMorgan Emerging Markets Debt Fund                         JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund                       JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Enhanced Income Fund                               JPMorgan Enhanced Income Fund
JPMorgan Equity Income Fund                                 One Group Equity Income Fund
JPMorgan Equity Index Fund                                  One Group Equity Index Fund
JPMorgan Global Healthcare Fund                             JPMorgan Global Healthcare Fund
JPMorgan Global Strategic Income Fund                       JPMorgan Global Strategic Income Fund
JPMorgan Government Bond Fund                               One Group Government Bond Fund
JPMorgan Growth & Income Fund                               JPMorgan Growth & Income Fund
JPMorgan High Yield Bond Fund                               One Group High Yield Bond Fund
JPMorgan Intermediate Bond Fund                             One Group Intermediate Bond Fund
JPMorgan Intermediate Tax Free Bond Fund                    JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Equity Fund                          JPMorgan Fleming International Equity Fund
JPMorgan International Equity Index Fund                    One Group International Equity Index Fund
JPMorgan International Growth Fund                          JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                   JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                           JPMorgan Fleming International Value Fund
JPMorgan Intrepid America Fund                              JPMorgan Intrepid America Fund
JPMorgan Intrepid Contrarian Fund                           JPMorgan Intrepid Investor Fund
JPMorgan Intrepid European Fund                             JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund                               JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund                                JPMorgan Intrepid Value Fund
JPMorgan Japan Fund                                         JPMorgan Fleming Japan Fund

----------
(1) For purposes of this Agreement, the "JPMorgan Funds Complex" includes all of the Funds subject to this Agreement.

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
CURRENT NAME                                                PRIOR NAME
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Kentucky Municipal Bond Fund                       One Group Kentucky Municipal Bond Fund
JPMorgan Large Cap Growth Fund                              One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                               One Group Large Cap Value Fund
JPMorgan Louisiana Municipal Bond Fund                      One Group Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund                        One Group Market Expansion Index Fund
JPMorgan Market Neutral Fund                                JPMorgan Market Neutral Fund
JPMorgan Micro Cap Fund                                     N/A
JPMorgan Mid Cap Equity Fund                                JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                              JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund                                 JPMorgan Mid Cap Value Fund
JPMorgan Michigan Municipal Bond Fund                       One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                    One Group Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund                      One Group Market Neutral Fund
JPMorgan Multi-Manager Small Cap Growth Fund                JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                 JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Municipal Income Fund                              One Group Municipal Income Fund
JPMorgan New Jersey Tax Free Bond Fund                      JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                        JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Ohio Municipal Bond Fund                           One Group Ohio Municipal Bond Fund
JPMorgan Real Return Fund                                   N/A
JPMorgan Short Duration Bond Fund                           One Group Short-Term Bond Fund
JPMorgan Short Term Bond Fund                               JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                            JPMorgan Short Term Bond Fund II
JPMorgan Short Term Municipal Bond Fund                     One Group Short-Term Municipal Bond Fund
JPMorgan Small Cap Core Fund                                JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund                              JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund                              One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                               One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                     One Group Strategic Small Cap Value Fund
JPMorgan Tax Aware Core Equity Fund                         N/A
JPMorgan Tax Aware Disciplined Equity Fund                  JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Diversified Equity Fund                  N/A
JPMorgan Tax Aware Enhanced Income Fund                     JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware International Fund                       N/A
JPMorgan Tax Aware International Opportunities Fund         JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Tax Aware Large Cap Growth Fund                    JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                     JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware Real Income Fund                         JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Real Return Fund                         N/A
JPMorgan Tax Aware Short-Intermediate Income Fund           JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund                         JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Bond Fund                                 One Group Tax-Free Bond Fund
JPMorgan Technology Fund                                    One Group Technology Fund
JPMorgan Treasury & Agency Fund                             One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                         One Group Ultra Short-Term Bond Fund
JPMorgan U.S. Equity Fund                                   JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund                      N/A
JPMorgan U.S. Real Estate Fund                              One Group Real Estate Fund
JPMorgan U.S. Small Company Fund                            JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund                               N/A
JPMorgan West Virginia Municipal Bond Fund                  One Group West Virginia Municipal Bond Fund
Undiscovered Managers Behavioral Growth Fund                Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                 Undiscovered Managers Behavioral Value Fund

CURRENT NAME                                                PRIOR NAME
------------------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                             Undiscovered Managers REIT Fund
Undiscovered Managers Small Cap Growth Fund                 UM Small Cap Growth Fund

CATEGORY 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund's average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund's average daily net assets in excess of $1,000,000,000.

CURRENT NAME                                                PRIOR NAME
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                             One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                  One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                      One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                               One Group Investor Growth Fund

CATEGORY 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

CURRENT NAME                                                PRIOR NAME
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund    JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund             JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                          JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                    One Group Prime Money Market Fund
JPMorgan Michigan Municipal Money Market Fund               One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                        One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund                     JPMorgan New York Tax Free Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                   One Group Ohio Municipal Money Market Fund
JPMorgan Prime Money Market Fund                            JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                         JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                  One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund               One Group U.S. Treasury Securities Money Market Fund

CATEGORY 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.
N/A

CATEGORY 5

The Administrator receives a fee of 0.05% of the average daily net assets of all Category 5 Funds.
N/A

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CATEGORY 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

CURRENT NAME                                                PRIOR NAME
------------------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers Multi-Strategy Fund                   UM Multi-Strategy Fund
Undiscovered Managers Spinnaker Fund                        N/A


                                  J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                  J.P. MORGAN MUTUAL FUND GROUP
                                  J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                  UNDISCOVERED MANAGERS FUNDS
                                  J.P. MORGAN FLEMING SERIES TRUST
                                  JPMORGAN TRUST I
                                  JPMORGAN TRUST II
                                  UM INVESTMENT TRUST
                                  UM INVESTMENT TRUST II
                                  EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------


                      Accepted by:

                                  JPMORGAN FUNDS MANAGEMENT, INC.

                                  By:
                                         ---------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------